UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 27, 2006

Storm Cat Energy Corporation

 (Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	001-32628	06-1762942
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1125 17th Street, Suite 2310, Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 991-5070

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

As described by Storm Cat Energy Corporation (“Storm Cat”) in its Current Report on Form 8-K filed on September 21, 2006 with the Securities and Exchange Commission, on September 15, 2006 Storm Cat entered into a purchase agreement (the “Purchase Agreement”) for a private placement of units and flow-through common shares (the “Private Placement”) with a Canadian investment dealer acting as a portfolio manager for fully-managed accounts (the “Investor”). Under the Purchase Agreement, Storm Cat agreed to sell and issue 7,594,937 units and 6,172,839 flow-through common shares.  Each unit was at a purchase price of  CDN$1.58 per unit and consisted of one common share and approximately 0.28 of a common share warrant (2,126,582 warrants).  Each whole warrant is exercisable for a period of 18 months from the closing at an exercise price of CDN$1.90 per share.  Each flow-through common share was at a purchase price of CDN$1.80 per share.

On September 27, 2006, Storm Cat closed the Private Placement and received gross proceeds in the amount of approximately CDN$23,111,111.  In connection with the Private Placement, Storm Cat paid a cash commission equal to 6% of the gross proceeds.  Pursuant to the sale of units, Storm Cat issued an aggregate of 2,126,582 warrants on the terms set forth above.

A form of warrant is filed as Exhibit 4.1 to this report and is incorporated into this report by reference.  The above description of the Private Placement is qualified in its entirety by the previously filed Purchase Agreement and by the attached Exhibit 4.1.

Item 8.01               Other Events.

The news release, issued September 28, 2006, announcing the closing of the Private Placement is attached hereto as Exhibit 99.1 and incorporated into this report by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

4.1	Form of Warrant to Purchase Common Shares, dated September 27, 2006, issued by Storm Cat Energy Corporation to each participating managed account holder of Investor in the Private Placement

99.1	News Release, dated September 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STORM CAT ENERGY CORPORATION

Date: October 3, 2006	By:	/s/ Paul Wiesner
	Name:	Paul Wiesner
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

4.1	Form of Warrant to Purchase Common Shares, dated September 27, 2006, issued by Storm Cat Energy Corporation to each participating managed account holder of Investor in the Private Placement

99.1	News Release, dated September 28, 2006.